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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                               -------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) of
                     THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)   December 27, 1996
                                                      -----------------------

                         BUSSE BROADCASTING CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                  33-99622                 38-2750516
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

141 East Michigan Avenue, Suite 300
Kalamazoo, Michigan                                             49007
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code    (616) 388-8019
                                                   --------------------------


                                    No Change
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

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                         BUSSE BROADCASTING CORPORATION


ITEM 5:   Other Events:

          Reference is made to the Press Release of Busse Broadcasting Corporation, a Delaware corporation (the "Company"), dated December 27, 1996 attached hereto as Exhibit 10.1 and incorporated by reference herein. The Press Release announces that the Company has sold substantially all of the assets of its Winnebago Color Press operating division to Winnebago Color Press, Inc., a company affiliated with Mr. Lawrence A. Busse, for aggregate consideration of $3.225 million in cash plus the assumption of certain liabilities. The amount of such cash consideration is subject to possible further upward adjustment based on certain net working capital items as set forth in the buy and sell agreement between the parties.

ITEM 7:   Financial Statements and Exhibits

     A.   Financial Statements: None

     B.   Exhibits:

          Description                                  Exhibit
          -----------                                  -------

Press Release dated December 27, 1996                  10.1


                                       -2-

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   BUSSE BROADCASTING CORPORATION
                                    (Registrant)


Dated: December 27, 1996

                                   By:   /s/ James C. Ryan
                                         -----------------------------------
                                   Name:  James C. Ryan
                                   Title: Chief Financial Officer


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                                  EXHIBIT INDEX

                                                                         Exhibit
                                                                         -------

          Press Release dated December 27, 1996                            10.1